Other Payables and Accrued Liabilities - Schedule of Other Payables and Accrued Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Payables and Accruals [Abstract]
Salary, welfare and bonus payable	¥ 373,286		¥ 260,123
Tax payable	218,419		21,704
Virtual accounts used in the Group's platform	41,070		24,815
Payables to shareholders	0		103,596
Others	12,363		8,021
Total	¥ 645,138	$ 101,236	¥ 418,259